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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2004

                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Oklahoma                  1-8140                 48-0222760
----------------------------      ------------          ------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)

1945 Lakepointe Drive, Lewisville, Texas                       75057
----------------------------------------                     ---------
(Address of Principal Executive Offices)                     (Zip code)

Registrant's telephone number, including area code: (972) 906-8000

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On May 25, 2004, Fleming Companies, Inc. issued a press release announcing that it had received approval of its Disclosure Statement and Solicitation Procedures during a hearing held on May 25, 2004 in the United States Bankruptcy Court for the District of Delaware. The press release is attached as Exhibit
99.1 to this report on Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.

      99.1  Press Release dated May 25, 2004.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLEMING COMPANIES, INC.

Date: May 27, 2004                By: /s/ Rebecca A. Roof
                                      ----------------------------------------
                                           Rebecca A. Roof
                                           Interim Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit Number                            Description
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
     99.1       Press Release dated May 25, 2004.

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